Exhibit 10.11


                           SECURED LINE OF CREDIT NOTE


$180,000                                                       November 20, 1997


     FOR VALUE RECEIVED, ACCESS SOLUTIONS INTERNATIONAL, INC., a Delaware corporation, with its principal office at 650 Ten Rod Road, North Kingstown, Rhode Island 02852 ("Borrower"), promises to pay to MALCOLM G. CHACE, with an office at 731 Hospital Trust Building, Providence, Rhode Island 02903 ("Lender"), the maximum principal sum of One Hundred Eighty Thousand ($180,000) Dollars, together with interest in arrears on the unpaid principal balance from time to time outstanding from the date hereof until the entire principal amount due hereunder is paid in full at a fixed rate per annum equivalent to the sum of the "Prime Rate" of Fleet National Bank in effect on the date of such advance, plus two (2%) percent. Interest shall be calculated on the basis of a three hundred sixty (360) day year counting the actual number of days elapsed.

     Principal plus all accrued and unpaid interest is due and payable in full on or before January 5, 1998. All repayments as required hereunder will be applied first to accrued and unpaid interest hereunder, calculated in arrears, and then to the principal balance outstanding hereunder.

     Payments of both principal and interest as required hereunder shall be made in lawful money of the United States of America in immediately available funds at the address set forth above for Lender.

     This Note is the "Note" referred to in, made pursuant to the terms of, and governed by that certain Letter Agreement by and between Lender and Borrower of even date herewith (hereinafter, as amended or otherwise modified from time to time, the "Letter Agreement"), which Letter Agreement is hereby incorporated herein as if set forth at length. This Note is secured, inter alia, by that certain Security Agreement of even date herewith between Borrower and Lender and is entitled to the benefits thereof.

     Upon the partial or complete collection of any of the Collateral (as defined in the Security Agreement), Borrower shall deliver to Lender said collected amount as and when received by Borrower, which Lender shall apply to the outstanding balance of the Loan (as defined in the Letter Agreement).

     If an Event of Default as defined in the Letter Agreement, or the Security Agreement has occurred and is continuing, the entire unpaid principal balance hereunder, and all other sums paid by Lender to or on behalf of Borrower pursuant to the terms of this Note, the Letter Agreement or the Security Agreement together with unpaid interest thereon, shall at the option of Lender become immediately due and payable without further notice or demand and Lender may forthwith exercise the remedies available to Lender at law and in equity as well as those remedies set forth in this Note, the Letter Agreement or the Security Agreement and one or more executions may forthwith issue on any judgment or judgments obtained by virtue thereof; and no failure on the part of Lender to exercise any of Lender's rights hereunder shall be deemed a waiver of any such rights or of any default.

     Borrower hereby waives presentment for payment, protest and demand, and notice of protest, demand and/or dishonor and nonpayment of this Note, notice of any Event of Default under the Security Agreement except as specifically provided therein, and all other notices or demands otherwise required by law that Borrower may lawfully waive. Borrower expressly agrees that this Note, or any payment hereunder, may be extended from time to time, without in any way affecting the liability of Borrower. No unilateral consent or waiver by Lender with respect to any action or failure to act which, without consent, would constitute a breach of any provision of this Note shall be valid and binding unless in writing and signed by Lender.

     The rights and obligations of Borrower and all provisions hereof shall be governed by and construed in accordance with the laws of the State of Rhode Island, except to the extent that such laws are superseded by Federal enactments.

     Borrower hereby submits to the jurisdiction of the courts of the State of Rhode Island and the United States District Court for the District of Rhode Island, as well as to the jurisdiction of all courts to which an appeal may be taken or other review sought from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of Borrower's obligations under or with respect to this Note, and expressly waives any and all objections it may have as to venue in any of such courts. BORROWER AND LENDER EACH HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THEM AGAINST THE OTHER ON ANY MATTERS WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS NOTE, THE LETTER AGREEMENT, THE SECURITY AGREEMENT OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN). No party to this Note, including but not limited to any assignee of or successor to Borrower or Lender, shall seek a jury trial in any lawsuit, proceeding, counterclaim, or any other litigation procedure based upon, or arising out of, this Note, the Letter Agreement, the Security Agreement or any related instruments or the relationship between the parties. No party will seek to consolidate any such action, in which a jury trial has been waived, with any other action in which a jury trial cannot be or has not been waived. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY BORROWER AND LENDER, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

     All agreements between Borrower and Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of Borrower and Lender in the execution, delivery and acceptance of this Note to contract in strict compliance with the laws of the State of Rhode Island from time to time in effect. If, from any circumstance whatsoever, fulfillment of any provision hereof or of the Letter Agreement or the Security Agreement at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstances Lender should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between Borrower and Lender.

     If this Note shall not be paid when due and shall be placed by the holder hereof in the hands of any attorney for collection, through legal proceedings or otherwise, Borrower will pay a reasonable attorney's fee to the holder hereof together with reasonable costs and expenses of collection.

     Borrower shall remain primarily liable on this Note and the Security Agreement until full payment, unaffected by any agreement or transaction between Lender and any subsequent borrowers as to payment of principal, interest or other moneys, by any forbearance or extension of time, guaranty or assumption by others, or by any other matter, as to all of which notice is hereby waived by Borrower.

     IN WITNESS WHEREOF, Borrower has caused this Note to be executed by its duly authorized officer as of the day and year first above written.

WITNESS:                                   ACCESS SOLUTIONS  INTERNATIONAL, INC.


                                           By:
                                              ----------------------------------
                                              Title:




              FIRST AMENDMENT TO LOAN AGREEMENT AND PROMISSORY NOTE

     THIS AMENDMENT is made as of the 5th day of January, 1998, by and between MALCOLM G. CHACE, an individual having an address at 731 Hospital Trust Tower, Providence, Rhode Island 02903 (the "Lender") and ACCESS SOLUTIONS INTERNATIONAL, INC., a Delaware corporation having an address at 650 Ten Rod Road, North Kingstown, Rhode Island 02852 (the "Borrower").

                          W I T N E S S E T H T H A T:

     WHEREAS, the Borrower executed and delivered to the Lender a certain letter agreement dated November 20, 1997, pursuant to which the Lender agreed to loan to the Borrower the maximum principal sum of $180,000 ("Loan Agreement"), which Loan Agreement is incorporated by reference herein and made a part hereof; and

     WHEREAS, the Borrower executed and delivered to the Lender a certain Promissory Note dated November 20, 1997 in the principal amount of $180,000, which Note is hereby incorporated by reference herein and made a part hereof (the "Note"); and

     WHEREAS, the parties desire to extend the maturity date of the Note to January 30, 1998; and

     WHEREAS, the parties hereto desire to amend the Loan Agreement and the Note in the manner hereinafter set forth.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. All outstanding obligations under the Loan Agreement and the Note, including principal, interest, and fees, shall be due and payable on January 30, 1998.

     2. Security for the Note is evidenced by, among other things, a Security Agreement dated November 20, 1997, and as further amended on the date hereof, and UCC financing statements filed with the Rhode Island Secretary of State ("Security Instruments"). All references to the Note in the Security Instruments shall be deemed to include this amendment to the Note and any other amendments which may be executed.

     4. Except as modified and amended hereby, the Note shall remain in full force and effect and is in all other respects ratified and confirmed.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year indicated above.

LENDER:                             BORROWER

                                    ACCESS SOLUTIONS INTERNATIONAL, INC.

________________________________    By:  ________________________________
Malcolm G. Chace                    Title:  _____________________________